AMG PANTHEON FUND, LLC

Supplement dated May 13, 2016 to the

Prospectus dated October 27, 2015, of AMG Pantheon Fund, LLC (the “Fund”),

as supplemented March 9, 2016

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the Fund’s current Prospectus (the “Prospectus”).

Waiver of the Master Fund’s Investment Management Fee

As of May 1, 2016, Pantheon Ventures (US) LP (the “Adviser”) has voluntarily agreed to waive the investment management fee of 0.70% paid by AMG Pantheon Master Fund, LLC to the Adviser (the “Management Fee”) until December 31, 2016. Accordingly, investors in the Fund, as a result of the Fund’s investment in the Master Fund, will not indirectly bear the Management Fee during the term of the waiver. In addition, as a result of the waiver, the fees and expenses included under the Expense Cap of the Fund in the Expense Limitation and Reimbursement Agreement will, in effect, be reduced from 1.45% to 0.75% of the Fund’s net assets during the term of the waiver (please see the Prospectus for details regarding the Expense Cap).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE